NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Managed American Funds Asset Allocation Fund

NVIT Managed American Funds Growth-Income Fund

Supplement dated November 12, 2021

to the Statement of Additional Information dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

On November 8, 2021, the NVIT Managed American Funds Asset Allocation Fund (the “Fund”) redeemed its holdings in the American Funds Insurance Series® Asset Allocation Fund and reinvested in multiple underlying series of American Funds® and American Funds Insurance Series®, as described below. Effective immediately, the SAI is amended as follows:

The fourth paragraph under the heading “Additional Information on Portfolio Instruments, Strategies and Investment Policies” on page 1 of the SAI is deleted in its entirety and replaced with the following:

The following is a list of the Underlying Funds in which the Funds may currently invest. The Funds invest primarily in unaffiliated Underlying Funds, which are sponsored and advised by Capital Research and Management CompanySM and are series of American Funds® or American Funds Insurance Series®. This list may be updated from time to time without notice to shareholders. Each of the Underlying Funds is described briefly in the Funds’ prospectus. For purposes of this section, the term “Fund” includes any Underlying Fund in which the Funds invest.

American Funds® American Balanced Fund®

American Funds® The Bond Fund of America®

American Funds Insurance Series® Asset Allocation Fund

American Funds Insurance Series® Growth Fund

American Funds Insurance Series® Growth-Income Fund

American Funds Insurance Series® U.S. Government Securities Fund®

American Funds Insurance Series® Washington Mutual Investors FundSM

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